Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 96.4%
Aerospace & Defense – 1.9%
MTU Aero Engines AG	37,907	$9,388,550
Air Freight & Logistics – 2.7%
DSV Panalpina A/S	56,219	13,112,656
Airlines – 2.1%
Wizz Air Holdings PLC (144A)*	159,371	10,291,741
Automobiles – 2.3%
Daimler AG	129,154	11,530,377
Banks – 10.3%
Erste Group Bank AG	353,783	12,977,706
FinecoBank Banca Fineco SpA*	635,088	11,068,580
KBC Group NV	145,927	11,124,674
Nordea Bank Abp	772,227	8,598,151
Royal Bank of Scotland Group PLC	2,501,414	7,030,156
		50,799,267
Biotechnology – 1.2%
BioNTech SE (ADR)*	26,896	6,097,001
Capital Markets – 1.9%
UBS Group AG	614,338	9,404,352
Containers & Packaging – 1.8%
Smurfit Kappa Group PLC	159,290	8,640,130
Diversified Telecommunication Services – 1.2%
BT Group PLC*	2,197,972	5,897,658
Electric Utilities – 2.7%
EDP - Energias de Portugal SA	1,092,681	5,790,840
Enel SpA	783,302	7,273,485
		13,064,325
Food Products – 9.4%
Barry Callebaut AG (REG)	3,189	7,412,270
Chocoladefabriken Lindt & Spruengli AG (PC)	1,018	10,130,476
Danone SA	181,868	12,801,592
Nestle SA (REG)	128,576	16,015,704
		46,360,042
Health Care Equipment & Supplies – 6.0%
Carl Zeiss Meditec AG	53,863	10,406,042
Siemens Healthineers AG (144A)	99,505	6,096,886
Straumann Holding AG	8,101	12,917,811
		29,420,739
Hotels, Restaurants & Leisure – 0%
BNN Technology PLC*,¢	11,756,231	16
Insurance – 1.9%
Allianz SE	36,401	9,075,974
Life Sciences Tools & Services – 2.5%
Lonza Group AG	17,439	12,363,780
Machinery – 8.9%
Alfa Laval AB	235,294	8,313,780
Atlas Copco AB	96,975	5,939,373
KION Group AG	69,250	7,379,442
Konecranes Oyj	126,201	5,314,671
Rational AG	12,004	10,873,266
Volvo AB#	241,788	5,818,896
		43,639,428
Metals & Mining – 3.2%
Anglo American PLC	273,594	10,869,819
ArcelorMittal SA	152,396	4,670,623
		15,540,442
Oil, Gas & Consumable Fuels – 4.0%
Lundin Petroleum AB	356,187	12,606,179
Royal Dutch Shell PLC	360,637	7,216,631
		19,822,810
Paper & Forest Products – 2.1%
UPM-Kymmene Oyj	272,379	10,301,607
Personal Products – 4.2%
Beiersdorf AG	61,265	7,390,733
L'Oreal SA	29,885	13,315,292
		20,706,025
Pharmaceuticals – 4.7%
AstraZeneca PLC	89,988	10,807,123

Shares or Principal Amounts		Value
Common Stocks– (continued)
Pharmaceuticals– (continued)
Roche Holding AG	32,261	$12,156,294
		22,963,417
Semiconductor & Semiconductor Equipment – 4.3%
ASML Holding NV	18,626	12,794,954
Infineon Technologies AG	207,722	8,329,075
		21,124,029
Specialty Retail – 5.4%
Industria de Diseno Textil SA	269,092	9,478,598
JD Sports Fashion PLC	775,650	9,859,094
Kingfisher PLC	1,466,925	7,395,391
		26,733,083
Textiles, Apparel & Luxury Goods – 8.5%
Hugo Boss AG#	268,208	14,589,345
LVMH Moet Hennessy Louis Vuitton SE	17,098	13,405,545
Pandora A/S	101,156	13,599,749
		41,594,639
Trading Companies & Distributors – 2.1%
Ashtead Group PLC	136,211	10,105,473
Water Utilities – 1.1%
Severn Trent PLC	154,759	5,353,346
Total Common Stocks (cost $402,264,241)		473,330,907
Investment Companies– 2.4%
Money Markets – 2.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $11,981,646)	11,980,448	11,981,646
Investments Purchased with Cash Collateral from Securities Lending– 3.0%
Investment Companies – 2.4%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	11,924,228	11,924,228
Time Deposits – 0.6%
Royal Bank of Canada, 0.0500%, 7/1/21	$2,981,057	2,981,057
Total Investments Purchased with Cash Collateral from Securities Lending (cost $14,905,285)		14,905,285
Total Investments (total cost $429,151,172) – 101.8%		500,217,838
Liabilities, net of Cash, Receivables and Other Assets – (1.8)%		(9,074,303)
Net Assets – 100%		$491,143,535

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Germany	$101,156,691	20.2%
Switzerland	80,400,687	16.1
United Kingdom	74,534,707	14.9
France	44,193,052	8.8
Sweden	32,678,228	6.5
United States	26,886,931	5.4
Denmark	26,712,405	5.3
Finland	24,214,429	4.8
Italy	18,342,065	3.7
Austria	12,977,706	2.6
Netherlands	12,794,954	2.6
Belgium	11,124,674	2.2
Hungary	10,291,741	2.1
Spain	9,478,598	1.9
Ireland	8,640,130	1.7
Portugal	5,790,840	1.2

Total	$500,217,838	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - 2.4%
Money Markets - 2.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$9,525	$648	$(1,005)	$11,981,646
Investments Purchased with Cash Collateral from Securities Lending - 2.4%
Investment Companies - 2.4%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	17,468∆	-	-	11,924,228
Total Affiliated Investments - 4.8%	$26,993	$648	$(1,005)	$23,905,874

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 2.4%
Money Markets - 2.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	19,626,491	321,595,654	(329,240,142)	11,981,646
Investments Purchased with Cash Collateral from Securities Lending - 2.4%
Investment Companies - 2.4%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	-	47,870,152	(35,945,924)	11,924,228

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:

Barclays Capital:

ArcelorMittal SA	1,870	35.00	EUR	9/17/21	$(5,731,164)	$92,693	$22,395	$(70,298)
						92,693	22,395	(70,298)

JP Morgan Chase Bank, National Association:

Infineon Technologies AG	2,077	38.00	EUR	9/17/21	(8,328,192)	153,216	39,889	(113,327)
						153,216	39,889	(113,327)
Total - Written Call Options						245,909	62,284	(183,625)

Written Put Options:

Citigroup:

Deutsche Borse Xetra	1,123	96.00	EUR	12/17/21	15,822,790	257,424	71,207	(186,217)
Total OTC Written Options						$503,333	$133,491	$(369,842)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended June 30, 2021

Market Value
Purchased options contracts, call	$ 50,309
Written options contracts, call	18,363
Written options contracts, put	909,888

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2021 is $16,388,627, which represents 3.3% of net assets.

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of June 30, 2021.
#	Loaned security; a portion of the security is on loan at June 30, 2021.
¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended June 30, 2021 is $16, which represents 0.0% of net assets.
£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Hotels, Restaurants & Leisure	$-	$-	$16
All Other	473,330,891	-	-
Investment Companies	-	11,981,646	-
Investments Purchased with Cash Collateral from Securities Lending	-	14,905,285	-
Total Assets	$473,330,891	$26,886,931	$16
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$369,842	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2021.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-35-70221 08-21